                                                                    Exhibit 3.17

            Certificate of Formation of GameStop of Texas (GP), LLC.

                                                         STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                   DELIVERED 01:02 PM 05/25/2004
                                                     FILED 12:55 PM 05/25/2004
                                                    SRV 040385428 - 3807694 FILE

                            CERTIFICATE OF FORMATION

                                       OF

                           GAMESTOP OF TEXAS (GP), LLC

                                   ----------

                    UNDER SECTION 18-201 OF THE DELAWARE CODE

                                   ----------

               The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to Chapter 18, Title 6 of the Delaware Code, as amended and supplemented, and known, identified and referred to as the "Delaware Limited Liability Company Act" (the "Act"), hereby certifies that:

          FIRST: The name of the limited liability company is GAMESTOP OF TEXAS
(GP), LLC (hereinafter called the "Company").

          SECOND: The address of the registered office and the name and the address of the registered agent of the Company required to be maintained by
Section 18-104 of the Act are:

                    Capitol Services, Inc.
                    615 S. Dupont Highway
                    Dover, Delaware 19901

          IN WITNESS WHEREOF, I hereunto sign my name this 24th day of May, 2004.


                                        /s/ Kevin A. Carey
                                        ----------------------------------------
                                        Kevin A. Carey
                                        Authorized Individual